UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2026

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
7.00% Series D Cumulative Perpetual Redeemable Preferred Stock	EFC PRD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As indicated below, on May 28, 2026, at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Ellington Financial Inc. (the “Company”), the Company’s stockholders approved the Ellington Financial Inc. 2026 Equity Incentive Plan (the “Equity Incentive Plan”).
The material features of the Equity Incentive Plan are described in Proposal 4 of the Company's Definitive Proxy Statement on Schedule 14A, dated April 8, 2026, which description is incorporated herein by reference. The description of the Equity Incentive Plan incorporated herein by reference is qualified in its entirety by the text of the Equity Incentive Plan, a copy of which was filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated into this Item 5.02 by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
At the 2026 Annual Meeting, the Company’s stockholders: (i) elected the six persons listed below as directors of the Company, each to hold office until the Company’s annual meeting of stockholders in 2027 and until his or her successor is duly elected and qualifies; (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (iv) approved the adoption of the Equity Incentive Plan. Set forth below are the voting results for each of the proposals voted upon by the Company’s stockholders at the 2026 Annual Meeting:
Proposal 1: Election of Directors
Votes regarding the election of five directors, each of whom was elected for a term expiring at the 2027 annual meeting or until such time as his or her successor is elected and qualified, were as follows:

	For	Withheld	Broker Non-Votes
Stephen J. Dannhauser	48,401,715	10,328,342	33,067,881
Lisa Mumford	56,886,550	1,843,507	33,067,881
Laurence E. Penn	56,661,780	2,068,277	33,067,881
Edward Resendez	55,950,937	2,779,120	33,067,881
Ronald I. Simon, Ph.D.	55,333,825	3,396,232	33,067,881
Proposal 2: Advisory (Non-Binding) “Say on Pay” Vote to Approve Executive Compensation
Votes on a proposal to approve, on an advisory basis, the compensation of the Company's named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
54,695,130	3,273,132	761,795	33,067,881
Proposal 3: Ratification of the Appointment of the Company's Independent Registered Public Accountants
Votes regarding the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026 were as follows:

For	Against	Abstentions	Broker Non-Votes
90,170,282	880,741	746,915	*
* No broker non-votes arose in connection with this proposal due to the fact that the proposal was considered “routine” under New York Stock Exchange Rules.
Proposal 4: Approval of the Equity Incentive Plan
Votes on a proposal to approve the Equity Incentive Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
55,004,182	2,837,889	887,986	33,067,881

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Ellington Financial Inc. 2026 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	May 29, 2026	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer

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